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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 4, 2005

                        Superconductor Technologies Inc.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      0-21074                 77-0158076
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

             460 Ward Drive, Santa Barbara, CA                   93111
         (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (805) 690-4500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING

     Superconductor Technologies Inc. (the "Company") received a notice from the Listing Qualifications division of the Nasdaq Stock Market indicating that its common stock is subject to potential delisting from the Nasdaq NMS because its common stock closed below $1.00 per share for a period of 30 consecutive business days, and therefore did not meet the requirement set forth in Nasdaq Marketplace Rule 4450(a)(5). The notice further provides that in accordance with Nasdaq Marketplace Rule 4450(e)(2), the Company will be provided 180 calendar days, or until October 3, 2005 to regain compliance. If by October 3, 2005 the Company cannot demonstrate compliance with the Rule and if the Company meets the Nasdaq SmallCap Market initial listing criteria as set forth in Marketplace Rule 4310(c), except for the bid price requirement, the Company can request a transfer of its securities to the Nasdaq SmallCap Market. At the time of such transfer, Nasdaq may provide the Company an additional 180 calendar day compliance period which is so provided to SmallCap issuers. If the Company is not eligible for an additional compliance period, the Nasdaq staff will provide written notification that its securities will be delisted. At that time, the Company may appeal Nasdaq's determination to delist its securities to a Listings Qualifications Panel. On April 6, 2005, the Company issued a press release regarding the notice which is attached hereto as an exhibit.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

    99.1     Press Release dated April 6, 2005.

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                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Superconductor Technologies Inc.

Date:  April 6, 2005                   By: /s/ Martin S. McDermut
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                                           Martin S. McDermut,
                                           Senior Vice President,
                                           Chief Financial Officer and Secretary

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